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                                                                  EXHIBIT 23.2


                              ARTHUR ANDERSEN LLP
                              101 E Kennedy Blvd.
                              Tampa, Florida 33602

                                  813-222-4600
                                FAX 813-229-6229





              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


            As independent certified public accountants, we hereby consent to the use of our report incorporated by reference in this Form 10-K.





                                                Arthur Andersen LLP

Tampa, Florida
February 10, 1995